Trade and Other Receivables, net	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Trade and Other Receivables, net
Trade and Other Receivables, net

Trade and other receivables, net are recorded at cost.

	December 31,
	2017	2016
Gross	991,177	1,006,121
Allowance for credit losses	(53,323)	(58,884)
Net	937,854	947,237

The following table presents the activity in the allowance for credit losses related to trade receivables:

	December 31,
($ thousands)	2017	2016	2015
Balance at beginning of year	(58,884)	(76,137)	(91,819)
Provisions, net	(12,255)	(13,594)	(18,883)
Amounts written off as uncollectible	17,826	29,289	25,703
Foreign currency translation	(5,885)	1,558	9,263
Other	5,875	—	(401)
Balance at end of year	(53,323)	(58,884)	(76,137)

The Company has two agreements with major European financial institutions to sell certain trade receivables related to the Italy segment on a non-recourse basis. These receivables have been derecognized from the Company’s consolidated balance sheet. The agreements have a three- and five-year duration, respectively, and are subject to early termination by either party. The aggregate amount of outstanding receivables is limited to a maximum amount of €300 million and €150 million for Scratch & Win and Commercial Services, respectively. At December 31, 2017 and 2016, the following receivables had been sold:

	December 31, 2017		December 31, 2016
(in thousands)	euro	$	euro	$
Scratch & Win	175,848	210,894	144,625	152,449
Commercial services	45,417	54,469	59,334	62,544
	221,265	265,363	203,959	214,993

The Company also sold trade receivables on a non-recourse basis and derecognized $18.6 million and $19.5 million at December 31, 2017 and 2016, respectively, primarily in the North America Gaming and Interactive segment.